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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) February 23, 2004
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                                VOYAGER ONE, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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Commission File Number                        IRS Employer Identification Number

        859 West End Court, Suite I,     Vernon Hills, IL 60061
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 984-6200
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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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In February, 2004, the Board of Directors of Voyager One, Inc. (the
"Registrant") determined that it was in the best interest of the Registrant to change its auditors, Haskell & White LLP. to Mendoza Berger & Company, LLP.

During the Registrant's fiscal years 2001-2002, and during the interim period from January 1, 2003 through the date February 23, 2004, there have been no past disagreements between the Registrant and Haskell & White LLP., on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

The audit reports provided by the Registrant's auditors, Haskell & White LLP. for the fiscal years ended December 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles, except as follows:

Haskell & White LLP. reports on the Registrant's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002, contained an explanatory paragraph stating that:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is presently a shell company and has no operations and limited financial and other resources. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The Board of Directors approved the appointment of Mendoza Berger & Company, LLP of Irvine, California as its new auditors in February, 2004. During the two most recent fiscal years and through the date hereof, neither the Registrant nor any one on behalf of the Registrant has consulted with Mendoza Berger & Company, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events required to be disclosed under Items 304 (a) (2) (i) and (ii) of Regulation S-B.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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            (c)   Exhibits

                  16. Letter from Haskell & White, LLP. to the SEC.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 4, 2004                          VOYAGER ONE, INC.

                                              By:  /s/ John Lichter
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                                                  John Lichter
                                                  Chief Executive Officer